SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

NOGAL ENERGY, INC.
(Exact name of Company as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-135852	20-4952339
(Commission File Number)	(IRS Employer Identification No.)

3102 Maple Avenue, Suite 450, Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Company’s telephone number, including area code: (214) 953-9358

4514 Cole Avenue, Suite 600, Dallas, Texas 75205

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2013, Pat Mendoza resigned as an officer and director of the Company.

Mr. Mendoza is succeeded by Stephen Bargo, who serves as the Company’s Chairman, and as the sole officer of the Company.

The directors will serve in such capacity until the Company’s next annual meeting of stockholders. Officers serve at the pleasure of the Board.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a Special Meeting of Stockholders held on Tuesday, July 16, 2013, the Company’s stockholders approved two amendments to the Company’s Articles of Incorporation. The two proposals considered at the Special Meeting are described in more detail in the Company’s Proxy Statement and in Item 5.07 immediately below.

The two amendments to the Company’s Articles of Incorporation, filed of record on July 17, 2013, are included as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders of the Company was held on Tuesday, July 16, 2013, in Dallas, Texas. The following are the final voting results and a brief description of each matter submitted to the Company’s stockholders at that meeting. Each proposal is described in more detail in the Company’s Proxy Statement.

Proposal 1: Name Change.  The stockholders of the Company approved an amendment to the Articles of Incorporation to change the Company’s name from Blugrass Energy Inc. to Nogal Energy, Inc. The following is a tabulation of the voting results:

For	Withheld
246,317,382	5,015,507

Proposal 2: Reverse Split.  The stockholders of the Company approved an amendment to the Articles of Incorporation to effect a 1-for-200 reverse stock split of the issued and outstanding shares of the Company’s common stock, such that each one (1) share of common stock issued and outstanding immediately prior to the time the amendment becomes effective shall be automatically reclassified and changed into one-two hundredth (1/200th) of a fully-paid and non-assessable share of common stock. The following is a tabulation of the voting results:

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For	Withheld
213,904,270	45,635,421

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Articles of Incorporation, filed with the Secretary of State of the State of Nevada on July 17, 2013.

3.2	Certificate of Change, filed with the Secretary of State of the State of Nevada on July 17, 2013.

***

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SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2013
BLUGRASS ENERGY INC.

	By:	/s/ Stephen Bargo
Stephen Bargo
Chairman

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